                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Buckeye Partners, L.P. on Form S-3 of our reports dated January 23, 1997, appearing in the Annual Report on Form 10-K of Buckeye Partners, L.P. for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
August 18, 1997